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                                                                   EXHIBIT 23(a)


                         INDEPENDENT AUDITORS' CONSENT




          We consent to the incorporation by reference in this Registration Statement of Delphi Automotive Systems Corporation on Form S-8 of our report dated January 18, 2000, appearing in the Annual Report on Form 10-K of Delphi Automotive Systems Corporation for the year ended December 31, 1999.


/s/ Deloitte & Touche LLP




Detroit, Michigan
December 6, 2000


















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